UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2016

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On July 11, 2016, KBS Strategic Opportunity REIT, Inc. (the “Company”) filed a Current Report on Form 8-K dated July 11, 2016 with regard to the acquisition, through an indirect wholly owned subsidiary, of an office building containing 284,751 rentable square feet located on approximately 0.35 acres of land in San Francisco, California (“353 Sacramento”). The Company hereby amends the Form 8-K dated July 11, 2016 to provide the required financial information related to its acquisition of 353 Sacramento.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

353 Sacramento

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2016 (unaudited) and the Year Ended December 31, 2015	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2016 (unaudited) and the Year Ended December 31, 2015	F-3

(b)	Pro Forma Financial Information

KBS Strategic Opportunity REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of March 31, 2016	F-6
	Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2016	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2015	F-10

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: August 11, 2016	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Strategic Opportunity REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of 353 Sacramento for the year ended December 31, 2015, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the footnotes for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of 353 Sacramento’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Squar Milner LLP

Newport Beach, California
August 11, 2016

353 SACRAMENTO
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Three Months Ended	Year Ended
	March 31, 2016	December 31, 2015
	(unaudited)
Revenues:
Rental income	$2,247	$9,285
Tenant reimbursements	271	859
Other income	33	107
Total revenues	2,551	10,251
Expenses:
Repairs and maintenance	423	1,758
Real estate taxes and insurance	351	1,498
Utilities	203	980
General and administrative	81	337
Management fees	54	212
Total expenses	1,112	4,785
Revenues over certain operating expenses	$1,439	$5,466
See accompanying notes.

353 SACRAMENTO
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2016 (unaudited)
and the Year Ended December 31, 2015

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On July 11, 2016, KBS Strategic Opportunity REIT, Inc. (“KBS SOR”, the “Company”), through an indirect wholly owned subsidiary, acquired from Pacific EIH Sacramento, LLC, an office building containing 284,751 rentable square feet located on approximately 0.35 acres of land in San Francisco, California (“353 Sacramento”). The seller is not affiliated with the Company or KBS SOR or its external advisor, KBS Capital Advisors LLC. The purchase price (net of closing credits) of 353 Sacramento was $168.0 million plus closing costs.
KBS SOR is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate-related loans, opportunistic real estate, real estate-related debt securities and other real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
353 Sacramento is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS SOR expects to incur in the future operations of 353 Sacramento. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of 353 Sacramento.
The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2016 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) 353 Sacramento was acquired from an unaffiliated party and (ii) based on due diligence of 353 Sacramento by KBS SOR, management is not aware of any material factors relating to 353 Sacramento that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent decreased rental revenue by $0.1 million and $0.4 million for the three months ended March 31, 2016 (unaudited) and the year ended December 31, 2015, respectively.
Use of Estimates
The preparation of the statements of revenues over certain operating expenses, as described in Note 2 and in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

353 SACRAMENTO
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Three Months Ended March 31, 2016 (unaudited)
and the Year Ended December 31, 2015

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2015, 353 Sacramento was 87% leased to 27 tenants. For the year ended December 31, 2015, 353 Sacramento earned approximately 17% of its rental income from one tenant in the legal service industry. The tenant in the legal service industry occupies 43,951 rentable square feet, or approximately 15% of the total rentable square feet. Its lease expires on December 31, 2017 with one five-year extension option available. No other tenant represented more than 10% of rental income for the year ended December 31, 2015.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2015, the expected future minimum rental payments due under non-cancelable operating leases for the years ending December 31 and thereafter were as follows (in thousands):

2016	$9,342
2017	7,927
2018	4,148
2019	2,176
2020	1,427
Thereafter	728
$25,748

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. 353 Sacramento did not recognize any termination fees during the year ended December 31, 2015 or the three months ended March 31, 2016. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out or is leased out at a lower rental rate, the total amount of future minimum rent received by 353 Sacramento will be reduced.
Environmental
353 Sacramento is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on 353 Sacramento’s results of operations for the periods presented.

7.	SUBSEQUENT EVENTS
KBS SOR evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statement of revenues over certain operating expenses was issued on August 11, 2016.

KBS STRATEGIC OPPORTUNITY REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet and notes of KBS Strategic Opportunity REIT, Inc. (“KBS SOR”) as of March 31, 2016, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2015 and the three months ended March 31, 2016, and the notes thereto. The consolidated financial statements of KBS SOR as of and for the year ended December 31, 2015 and the consolidated financial statements as of and for the three months ended March 31, 2016 have been included in KBS SOR’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and notes thereto for the three months ended March 31, 2016 and for the year ended December 31, 2015 of Westpark Portfolio, which were previously filed on Form 8-K/A with the SEC on July 21, 2016 and the statements of revenues over certain operating expenses and notes thereto for the three months ended March 31, 2016 and for the year ended December 31, 2015 of 353 Sacramento, which are included herein.
The unaudited pro forma balance sheet as of March 31, 2016 has been prepared to give effect to the acquisitions of Westpark Portfolio and 353 Sacramento, as if the acquisitions had occurred on March 31, 2016.
The unaudited pro forma statements of operations for the three months ended March 31, 2016 and for the year ended December 31, 2015 have been prepared to give effect to the acquisitions of Westpark Portfolio, which occurred on May 10, 2016, and 353 Sacramento, which occurred on July 11, 2016, as if such acquisitions had occurred on January 1, 2015.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of 353 Sacramento been consummated as of January 1, 2015. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2016
(in thousands, except share and per share amount)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Westpark Portfolio (b)		353 Sacramento (c)
Assets
Real estate held for investment, net	$818,841	$126,312	(d)	$174,070	(e)	$1,119,223
Real estate loan receivable, net	27,850	—		—		27,850
Total real estate and real estate - related investments, net	846,691	126,312		174,070		1,147,073
Cash and cash equivalents	273,563	(45,300)		(169,971)		58,292
Restricted cash	19,428	—		—		19,428
Investments in unconsolidated joint ventures	74,841	—		—		74,841
Rents and other receivables, net	25,706	—		—		25,706
Above-market leases, net	918	54	(d)	—		972
Due from affiliate	141	—		—		141
Prepaid expenses and other assets	26,208	—		—		26,208
Total assets	$1,267,496	$81,066		$4,099		$1,352,661
Liabilities and stockholders’ equity
Notes and bond payable, net	$819,848	$82,045	(f)	$—		$901,893
Accounts payable and accrued liabilities	17,734	—		—		17,734
Due to affiliates	164	—		—		164
Below-market leases, net	2,427	556	(d)	6,049	(e)	9,032
Other liabilities	27,350	—		—		27,350
Total liabilities	867,523	82,601		6,049		956,173
Commitments and contingencies
Redeemable common stock	2,161	—		—		2,161
Equity
KBS Strategic Opportunity REIT, Inc. stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 58,678,256 shares issued and outstanding and 58,678,256 pro forma shares	587	—		—		587
Additional paid-in capital	504,047	—		—		504,047
Cumulative distributions and net losses	(121,893)	(1,535)	(g)	(1,950)	(g)	(125,378)
Total KBS Strategic Opportunity REIT, Inc. stockholders’ equity	382,741	(1,535)		(1,950)		379,256
Noncontrolling interests	15,071	—		—		15,071
Total equity	397,812	(1,535)		(1,950)		394,327
Total liabilities and stockholders’ equity	$1,267,496	$81,066		$4,099		$1,352,661

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2016

(a)	Historical financial information derived from KBS SOR’s Quarterly Report on Form 10-Q as of March 31, 2016.
(b) Represents the acquisition of Westpark Portfolio. The purchase price (net of closing credits) of Westpark Portfolio was $125.8 million plus closing costs. This amount was originally funded with proceeds from KBS SOR’s offering of Series A debentures to Israeli investors and proceeds from an existing credit facility. Subsequent to acquisition, the Company entered into the Westpark Portfolio Mortgage Loan (discussed below).
(c) Represents the acquisition of 353 Sacramento. The purchase price (net of closing credits) of 353 Sacramento was $168.0 million plus closing costs. This amount was funded with proceeds from KBS SOR’s offering of Series A debentures to Israeli investors.

(d)
KBS SOR determined Westpark Portfolio’s cost of tangible assets, identifiable intangible assets and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change. KBS SOR allocated the purchase price and adjustments as follows:

Assets:
Land	$36,085
Building improvements	81,265
Tenant origination and absorption costs	8,962
Real estate, cost	126,312
Above-market leases	54
Below-market leases	(556)
Total purchase price, net	$125,810

(e)
KBS SOR determined 353 Sacramento’s cost of tangible assets, identifiable intangible assets and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change. KBS SOR allocated the purchase price and adjustments as follows:

Assets:
Land	$58,374
Building improvements	109,977
Tenant origination and absorption costs	5,719
Real estate, cost	174,070
Below-market leases	(6,049)
Total purchase price, net	$168,021
(f) On July 8, 2016, the Company, through an indirect wholly owned subsidiary, entered into a four-year mortgage loan with an unaffiliated lender, for borrowings of up to $85.2 million secured by the Westpark Portfolio (the “Westpark Portfolio Mortgage Loan”). At closing, $83.2 million of the loan was funded and the remaining $2.0 million was available for future disbursements to be used for tenant improvement costs, subject to certain terms and conditions contained in the loan documents.The Westpark Portfolio Mortgage Loan matures on July 1, 2020, with a one-year extension option, subject to certain terms and conditions contained in the loan documents. The Westpark Portfolio Mortgage Loan bears interest at a floating rate of 250 basis points over one-month LIBOR. Amount is net of $1.2 million of deferred financing costs incurred in connection with the Westpark Portfolio Mortgage Loan.
(g) Represents direct and incremental acquisition costs related to the acquisition which are not reflected in KBS SOR’s historical balance sheet.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2016
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Westpark Portfolio		353 Sacramento
Revenues:
Rental income	$22,831	$2,015	(b)	$2,835	(b)	$27,681
Tenant reimbursements	4,754	641	(c)	271	(c)	5,666
Other operating income	780	9	(d)	33	(d)	822
Total revenues	28,365	2,665		3,139		34,169
Expenses:
Operating, maintenance and management	9,520	511	(e)	761	(e)	10,792
Real estate taxes and insurance	3,874	344	(f)	351	(f)	4,569
Asset management fees to affiliate	2,088	239	(g)	319	(g)	2,646
General and administrative expenses	1,440	—		—		1,440
Depreciation and amortization	11,008	1,372	(h)	1,229	(h)	13,609
Interest expense	5,176	682	(i)	—		5,858
Total expenses	33,106	3,148		2,660		38,914
Other income:
Other interest income	5	—		—		5
Equity in loss of unconsolidated joint venture	(196)	—		—		(196)
Total other loss, net	(191)	—		—		(191)
Net (loss) income	(4,932)	(483)		479		(4,936)
Net loss attributable to noncontrolling interests	38	—		—		38
Net (loss) income attributable to common stockholders	$(4,894)	$(483)		$479		$(4,898)
Net loss per common share, basic and diluted	$(0.08)					$(0.08)
Weighted-average number of common shares outstanding, basic and diluted	58,699,129					58,699,129

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2016

(a)	Historical financial information derived from KBS SOR’s Quarterly Report on Form 10-Q for the three months ended March 31, 2016.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above-market lease assets and below-market lease liabilities, for the three months ended March 31, 2016. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2015. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2016, based on historical operations of the previous owners.

(d)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2016, based on historical operations of the previous owners.

(e)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2016, based on historical operations of the previous owners.

(f)
Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2016 based on historical operations of the previous owners.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2016 that would be due to an affiliate of KBS SOR, had the property been acquired on January 1, 2015. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR’s affiliated advisor equal to one-twelfth of 0.75% of the amount paid or allocated to acquire the investment, plus the cost of any subsequent development, construction or improvements to the property. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto.

(h)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2016. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense and amortization of deferred financing costs incurred on the Westpark Portfolio Mortgage Loan. The loan bears interest at a floating rate of 250 basis points over one-month LIBOR, maturing July 1, 2020.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Westpark Portfolio		353 Sacramento
Revenues:
Rental income	$88,543	$7,572	(b)	$11,640	(b)	$107,755
Tenant reimbursements	18,313	2,270	(c)	859	(c)	21,442
Interest income from real estate loan receivable	1,968	—		—		1,968
Other operating income	3,304	36	(d)	107	(d)	3,447
Total revenues	112,128	9,878		12,606		134,612
Expenses:
Operating, maintenance, and management	37,512	1,797	(e)	3,287	(e)	42,596
Real estate taxes and insurance	14,565	1,364	(f)	1,498	(f)	17,427
Asset management fees to affiliate	8,348	955	(g)	1,275	(g)	10,578
General and administrative expenses	3,246	—		—		3,246
Depreciation and amortization	44,739	4,258	(h)	4,882	(h)	53,879
Interest expense	14,986	2,536	(i)	—		17,522
Total expenses	123,396	10,910		10,942		145,248
Other income:
Other interest income	18	—		—		18
Other income	5,085	—		—		5,085
Equity in loss of unconsolidated joint venture	(368)	—		—		(368)
Gain on sale of real estate, net	13,665	—		—		13,665
Total other income, net	18,400	—		—		18,400
Net income (loss)	7,132	(1,032)		1,664		7,764
Net income attributable to noncontrolling interests	(4,688)	—		—		(4,688)
Net income (loss) attributable to common stockholders	$2,444	$(1,032)		$1,664		$3,076
Net income per common share, basic and diluted	$0.04					$0.05
Weighted-average number of common shares outstanding, basic and diluted	59,656,667					59,656,667

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

(a)	Historical financial information derived from KBS SOR’s Annual Report on Form 10-K for the year ended December 31, 2015.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2015. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2015. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2015, based on historical operations of the previous owners.

(d)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2015, based on historical operations of the previous owners.

(e)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2015, based on historical operations of the previous owners.

(f)
Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2015, based on historical operations of the previous owners.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2015 that would be due to an affiliate of KBS SOR, had the property been acquired on January 1, 2015. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR’s affiliated advisor equal to one-twelfth of 0.75% of the amount paid or allocated to acquire the investment, plus the cost of any subsequent development, construction or improvements to the property. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto.

(h)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2015. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense and amortization of deferred financing costs incurred on the Westpark Portfolio Mortgage Loan. The loan bears interest at a floating rate of 250 basis points over one-month LIBOR, maturing July 1, 2020.